CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : July 1998

Beginning of the Month Principal Receivables :                                                                 10,924,937,336.95
                                                                                                               -----------------
Beginning of the Month Finance Charge Receivables :                                                               333,766,951.42
                                                                                                               -----------------
Beginning of the Month Discounted Receivables :                                                                             0.00
                                                                                                               -----------------
Beginning of the Month Total Receivables :                                                                     11,258,704,288.37
                                                                                                               -----------------

Removed Principal Receivables :                                                                                             0.00
                                                                                                               -----------------
Removed Finance Charge Receivables :                                                                                        0.00
                                                                                                               -----------------
Removed Total Receivables :                                                                                                 0.00
                                                                                                               -----------------

Additional Principal Receivables :                                                                                598,879,752.74
                                                                                                                ----------------
Additional Finance Charge Receivables :                                                                               296,968.67
                                                                                                                ----------------
Additional Total Receivables :                                                                                    599,176,721.41
                                                                                                                ----------------

Discounted Receivables Generated this Period                                                                                0.00
                                                                                                                ----------------

End of the Month Principal Receivables :                                                                       10,673,647,905.02
                                                                                                                ----------------
End of the Month Finance Charge Receivables :                                                                     330,169,787.91
                                                                                                                ----------------
End of the Month Discounted Receivables :                                                                                   0.00
                                                                                                                ----------------
End of the Month Total Receivables :                                                                           11,003,817,692.93
                                                                                                                ----------------

Excess Funding Account Balance                                                                                              0.00
                                                                                                                ----------------
Adjusted Invested Amount of all Master Trust Series                                                             9,710,702,166.50
                                                                                                                ----------------

End of the Month Seller Percentage                                                                                         9.02%
                                                                                                                ----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : July 1998                                                                   ACCOUNTS            RECEIVABLES

End of the Month Delinquencies :
            30 - 59 Days Delinquent                                                                 144,554       195,753,916.11
                                                                                            ---------------     ----------------
            60 - 89 Days Delinquent                                                                  91,314       132,345,383.98
                                                                                            ---------------     ----------------
            90 + Days Delinquent                                                                    165,208       262,299,280.08
                                                                                            ---------------     ----------------

            Total 30 + Days Delinquent                                                              401,076       590,398,580.17
                                                                                            ---------------     ----------------

            Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                     5.37%
                                                                                                                ----------------

Defaulted Accounts During the Month                                                                  49,754        64,767,281.86
                                                                                             ---------------    ----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                       7.11%
                                                                                                                ----------------




                                                                    Page 7 of 36
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
Total Collections and Gross Payment Rate                                                   1,197,562,155.96               10.64%
                                                                                            ---------------     ----------------

Collections of Principal Receivables and Principal Payment Rate                              991,325,738.77                9.07%
                                                                                            ---------------     ----------------

            Prior Month Billed Finance Charge and Fees                                       164,208,103.04
                                                                                            ---------------
            Amortized AMF Income                                                              10,970,767.72
                                                                                            ---------------
            Interchange Collected                                                              9,247,403.52
                                                                                            ---------------
            Recoveries of Charged Off Accounts                                                11,958,372.72
                                                                                            ---------------
            Collections of Discounted Receivables                                                      0.00
                                                                                            ---------------

Collections of Finance Charge Receivables and Annualized Yield                               196,384,647.00               21.57%
                                                                                            ---------------     ----------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : July 1998

 AMF Balance                                                                                                       56,936,004.13
                                                                                                                ----------------
          + AMF Slug for Added Accounts                                                            1,596.32
                                                                                            ---------------
          + AMF Collections                                                                   20,822,537.91
                                                                                            ---------------
          - Amortized AMF Income                                                              10,970,767.72
                                                                                            ---------------
Ending Unamortized AMF Balance                                                                                     66,789,370.64
                                                                                                                ----------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : JULY 1998

Gross Principal Payment Rate                                                                          9.07%
                                                                                            ---------------

May 17, 1994   3% Discount of Addition                                                                             50,184,973.92
                                                                                                                ----------------
            Total Discounted Receivables Collections as of Beginning of Month                50,184,973.92
                                                                                           ---------------
            Collections of Discounted Receivables Current Month                                       0.00
                                                                                           ---------------
Discounted Receivables to be Collected                                                                                      0.00
                                                                                                                ----------------





                                                    /s/ Douglas C.H. Adamson
                                                    --------------------------
                                                    Douglas C.H. Adamson
                                                    Securitization Manager


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